PARADIGM ENTERPRISES, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
AUTHORIZED SHARES $0.001 PAR VALUE

NUMBER	SHARES
CUSIP 69900W – 10 – 5
See Reverse For Certain Definitions

THIS CERTIFIES THAT

Is The Owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF $0.001 PAR VALUE COMMON STOCK OF

PARADIGM ENTERPRISES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS, the facsimile seal of the Corporation and the signatures of its duly authorized officers.

Dated:

Secretary	Seal	President

PARADIGM ENTERPRISES, INC.

The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable law or regulations:

          TEN COM - as tenants in common
          TEN ENT - as tenants by the entireties
          JT TEN - as joint tenants with right of survivorship and not as tenants in common
          UNIF GIFT MIN ACT - __________ Custodian ___________ (Minor) under Uniform
          Gifts to Minors Act ____________ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, _____________________________ hereby sell, assign and transfer unto _______________ (Please insert Social Security or other identifying number of Assignee).

(Please print or typewrite name and address, including zip code of Assignee)

__________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________ Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated: _________________

X _______________________________________________________________________
Notice: The signature to this Assignment must correspond with the name as written upon the face of this certificate in every particular, without alteration or enlargement or any change whatsoever. The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership

Signature(s) Guaranteed:

________________________________

TRANSFER FEE WILL APPLY